SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) April 17, 2000



Commission       Registrant; State of Incorporation;      I.R.S. Employer
File Number        Address; and Telephone Number         Identification No.
-----------   -----------------------------------------  ------------------

333-21011     FIRSTENERGY CORP.                              34-1843785
              (An Ohio Corporation)
              76 South Main Street
              Akron, Ohio  44308
              Telephone (800)736-3402


1-2578        OHIO EDISON COMPANY                            34-0437786
              (An Ohio Corporation)
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402


1-2323        THE CLEVELAND ELECTRIC ILLUMINATING COMPANY    34-0150020
              (An Ohio Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402


1-3583        THE TOLEDO EDISON COMPANY                      34-4375005
              (An Ohio Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

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Item 5.  Other Events

          Reference is made to Item 1. "Business - PUCO Rate Matters", Item
7. "Management's Discussion and Analysis of Financial Condition and Results of Operations", and Item 8. "Financial Statements and Supplementary Data" of Form 10-K for the year ended December 31, 1999, filed by FirstEnergy Corp. (Company), Ohio Edison Company (OE), The Cleveland Electric Illuminating Company (CEI) and The Toledo Edison Company (TE), for a discussion of the transition plan filed by the Company with the Public Utilities Commission of Ohio (PUCO) on behalf of OE, CEI, and TE. On April 17, 2000, the Company and several parties (including the PUCO staff, the Office of Consumers' Counsel and the Industrial Energy Users - Ohio) entered into a Stipulation and Recommendation which provides a comprehensive solution to issues raised in the case. If the PUCO adopts the Stipulation and Recommendation, OE, CEI and TE will have the opportunity to recover their transition costs and would anticipate no charges to earnings resulting from implementation of the transition plan.

          A copy of the press release, dated April 17, 2000, issued by FirstEnergy Corp., relating to the above-described event is attached as
Exhibit 99 hereto.

Item 7.  Financial Statements and Exhibits.
             (a)  Not Applicable.
             (b)  Not Applicable.
             (c)  Exhibits.

          The following exhibit is filed herewith in accordance with Item 601 of Regulation S-K:

          Exhibit No.                       Description
          -----------                       -----------

             (99) Press Release of FirstEnergy Corp., dated April 17, 2000, announcing that FirstEnergy Corp. has reached a stipulated agreement with major parties to the transition filing it made last December under Ohio's new electricity restructuring legislation.



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                                 SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



April 18, 2000




                                  FIRSTENERGY CORP.
                                  -----------------
                                     Registrant

                                 OHIO EDISON COMPANY
                                 -------------------
                                      Registrant

                                THE CLEVELAND ELECTRIC
                                ----------------------
                                 ILLUMINATING COMPANY
                                 --------------------
                                      Registrant

                               THE TOLEDO EDISON COMPANY
                               -------------------------
                                       Registrant


                                /s/  Jeffrey R. Kalata
                             -----------------------------
                                     Jeffrey R. Kalata
                                   Assistant Controller






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